Investor Presentation August 2021 FISCAL YEAR 2022

2 DISCLAIMER Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, Adjusted Diluted EPS, free cash flow, future quarterly dividends, future tax rates and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward- looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2021, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses in the following information Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted EPS, and net cash provided by operating activities to Free Cash Flow, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to revenue, operating income, net income or diluted EPS as measures of operating results, and (iii) use Free Cash Flow in addition, and not as an alternative, to net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. The Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable, and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. With respect to our expectations under “Financial Outlook,” reconciliation of Adjusted Diluted EPS guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations during the course of fiscal 2022. Projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. For the same reason, a reconciliation of Adjusted EBITDA Margin on Revenue guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures.

3 20171966 COMPANY HISTORY OUR HERITAGE IS AT THE CORE OF EVERYTHING WE DO 1914 Booz Allen founded in 1914 by Edwin Booz in Chicago With over 100 years of industry leadership, Booz Allen is one of the most respected names in government contracting Hired to help U.S. Navy prepare for WWII Spun off commercial consulting business; Carlyle became majority shareholder Launched Vision 2020 Strategy Acquired Aquilent, Inc., a digital services business Supported GSA Machine Learning Analytics ($885M contract) 1940 2010 2013 2016 2017 2018 2020 2021 Supported DoD Joint AI Center (JAIC) ($800M contract) Initial Public Offering Acquired Defense Systems Engineering & Support 2008 Carlyle completed ownership exit Acquired Liberty IT Solutions, LLC Awarded $1.1B contract by the Department of Veterans Affairs to support its Benefits Integrated Delivery initiative

WHY INVEST IN BOOZ ALLEN BOOZ ALLEN HAS A 100+ YEAR HISTORY AS AN INDUSTRY LEADER 4 History of Driving Industry Leading Organic Growth Strategic organic revenue and earnings growth Growing backlog, supported by a robust pipeline and sustained win rates Strong Balance Sheet Driven by Robust Cash Generation Record level operating cash generation Low leverage preserves flexibility to pursue future growth opportunities Prudent Capital Deployment Strategy Growing pipeline of strategic M&A opportunities Consistent shareholder returns through sustained dividend growth and opportunistic share repurchases Leveraging Innovations to Deliver Differentiated Solutions First-mover advantage; proven industry leader with transformative capabilities (AI, cyber) Continued investment in new capabilities and solutions Relentless Focus on our Clients’ Core Missions 100+ year legacy as a trusted partner to our clients Single P&L enables operational agility to react quickly to evolving client needs Operating in Large Addressable Markets Aligned with critical modernization efforts across the federal government Operating in fundamentally strong core markets of Defense, Civil, Intel and Commercial

5 LEADING FROM THE TOP OUR PURPOSE, AS A FIRM, IS TO EMPOWER PEOPLE TO CHANGE THE WORLD Horacio D. Rozanski President and CEO Lloyd W. Howell, Jr. CFO and Treasurer Nancy J. Laben Chief Legal Officer Elizabeth M. Thompson Chief People Officer Kristine Martin Anderson Civilian Services Group Lead Karen M. Dahut Global Defense Group Lead Gary D. Labovich Management Systems Modernization Lead Judi Dotson National Security Group Lead Susan L. Penfield Chief Innovation Officer and Strategic Innovation Group Lead ~28,600 employees1 ~1,000 LOCATIONS IN 20 COUNTRIES2 (1) As reported in our Form 10-Q for the fiscal quarter ended June 30, 2021. (2) As reported in our Form 10-K for the fiscal year ended March 31, 2021. ~27% are Veterans ~68% have security clearances ~87% hold bachelor’s degrees ~41% hold master’s degrees ~3% hold doctoral degrees D IV ER SI TY M EA SU R ES 2 C R ED EN TI A LS 2 36% of our global workforce identified as female, including 34% of senior management and 67% of executive leadership 32% of our U.S. workforce identified as BIPOC, including 19% of our senior management and 22% of executive leadership 30% of new employee hires globally identified as female and 37% in the U.S. identified as BIPOC 30% of employee departures globally identified as female and 35% in the U.S. identified as BIPOC

VISION 2020: OUR TRANSFORMATION STRATEGY IN FY14, OUR TEAM LAUNCHED A COMPREHENSIVE STRATEGY TO CREATE SUSTAINABLE LONG-TERM GROWTH AT THE INTERSECTION OF MISSION AND TECHNOLOGY 6 Moved closer to the center of our clients’ core missions Under the Vision 2020 Strategy, we: Increased the technical content of our work Attracted and retained superior talent in diverse areas of expertise Leveraged innovation to deliver complex, differentiated, end-to-end solutions Created a broad network of external partners and alliances Expanded into commercial and international markets The success can be seen in: Backlog growth, which achieved record levels during FY21 Headcount growth and corresponding shift in our talent portfolio to more technical expertise in disciplines such as systems development, cyber, and analytics Industry-leading organic revenue growth, which marked the sixth consecutive year of organic revenue growth Enhanced profitability and margin expansion

ADVANCED SOLUTIONS & CAPABILITIES WE HAVE EXPANDED BEYOND OUR MANAGEMENT CONSULTING FOUNDATION TO DEVELOP DEEP EXPERTISE IN FIELDS THAT ADDRESS OUR CLIENTS’ CORE MISSIONS 7 P R O V E N M I S S I O N S O L U T I O N S (1) C O N S U LT I N G D I G I TA L S O L U T I O N S A N A LY T I C S C Y B E R E N G I N E E R I N G (1) For more information on our functional service offerings, please refer to our Form 10-K for the fiscal year ended March 31, 2021.

BROAD CUSTOMER BASE WE SERVE A BROAD CUSTOMER BASE THAT SPANS ACROSS THE U.S. GOVERNMENT, INTERNATIONAL AND COMMERCIAL MARKETS 8 + Commercial: Financial Services, Health and Life Sciences, Energy, and Technology + International: Middle East and Europe GLOBAL COMMERCIAL, 3% + U.S. Intelligence Agencies: National Security Agency, National Geospatial- Intelligence Agency, National Reconnaissance Office + Military Intelligence Agencies: Defense Intelligence Agency, Service Intelligence Centers, Intelligence Surveillance Reconnaissance Units INTELLIGENCE, 20% + Air Force + Army + Joint Combatant Commands + Navy/Marine Corps DEFENSE, 49% CIVIL, 28% + Homeland Security + Health & Human Services + Veterans Affairs + Treasury + Justice Broad Customer Base(1) (1) All percentages of revenue are approximate; exact percentages of revenue are reported in our Form 10-K for the fiscal year ended March 31, 2021.

9 $506M $840M 9.4% 10.7% FY16 FY21 STRONG FINANCIAL RETURNS WE HAVE A PROVEN TRACK RECORD OF STRONG FINANCIAL PERFORMANCE $5.4B $7.9B FY16 FY21 7.8% CAGR Strategic Revenue Growth ($ in billions) Sustained Adjusted EBITDA & Margin Expansion ($ in millions) Total Revenue Growth(1) Strong Earnings Growth Adjusted Diluted Earnings Per Share(1)(2) $93 $103 $114 $147 $181 $56 $270 $250 $187 $318 $248 $19 $72 FY17 FY18 FY19 FY20 FY21 Quarterly Dividends Share Repurchases M&A $333 $571(3) $364 $392$397 Significant Cash Returned to Shareholders ($ in millions)(1) $1.65 $3.90 FY16 FY21 18.8% CAGR (1) As reported in our Forms 10-K for the fiscal years ended March 31, 2016, 2017, 2018, 2019, 2020 and 2021; totals may not sum due to rounding. (2) A reconciliation of non-GAAP financial measures can be found in the appendix. (3) Total amount of capital deployed in FY21 does not include ~$2M in applicable fees related to our Tracepoint minority investment. 10.7% CAGR ($) +130 bps (%) Adjusted EBITDA(1)(2) Adjusted EBITDA Margin(1)(2)

CAPITAL DEPLOYMENT: FY21 IN REVIEW OUR DEPLOYMENT PLANS FOLLOW A DISCIPLINED, OPPORTUNISTIC APPROACH THAT SUPPORTS LONG-TERM SHAREHOLDER VALUE 10 $B Quarterly Dividends Sustained strong annual dividend growth since 2013 Capital Expenditures Driving growth through strategic investments in our infrastructure Strategic Acquisitions Share Repurchases • ~$181M in dividends deployed • 8th consecutive fiscal year of double-digit growth • ~33% dividend payout ratio • Implementing our new financial management systems • Focused investments to support a telework-first posture • ~$72M minority investment in Tracepoint in Q3 FY21 • ~$318M deployed through the repurchase of ~4M shares of Class A common stock Investments to fuel growth Opportunistic share buybacks, based on changing economic conditions and market performance We remain committed to a balanced capital allocation strategy to drive long-term shareholder value In FY21, we deployed ~$571M(1) through a mix of quarterly dividends, strategic M&A, share repurchases and reinvestments in required CapEx (1) Total amount of capital deployed in FY21 does not include ~$2M in applicable fees related to our Tracepoint minority investment.

11 OUTPERFORMING THE MARKET DRIVING LONG-TERM SHAREHOLDER VALUE THROUGH STRONG FINANCIAL PERFORMANCE AND PRUDENT CAPITAL MANAGEMENT 147% 49% 15% 190% 118% 19% 5-year 3-year 1-year Booz Allen Defense Services Total Shareholder Returns vs. Core Peers One-, Three- and Five-Year Periods(1) 118% 61% 112% Booz Allen Russell 1000 Index S&P Software and Services Select Industry Index Total Shareholder Returns vs. Broader Indexes Three-Year Period(1) (1) Performance as of March 31, 2021. Core peers include: CACI, LDOS, MANT, and SAIC.

12 STRONG BACKLOG AND CONTRACT- LEVEL PERFORMANCE DEMONSTRATES THE STRENGTH OF OUR VALUE PROPOSITION AND CORE CAPABILITIES 2,815 2,685 3,436 3,415 3,510 3,098 4,161 3,687 4,518 6,086 7,679 9,174 12,198 12,796 14,436 FY17 FY18 FY19 FY20 FY21 Funded Unfunded Priced Options 13,592 16,020 19,321 20,729 24,032 Historical Backlog(1) ($ in millions) (1) As reported in our Forms 10-K for the fiscal years ended March 31, 2017, 2018, 2019, 2020, and 2021. 1.31x 1.39x 1.49x 1.19x 1.42x FY17 FY18 FY19 FY20 FY21 Historical Book-to-Bill LTM Book-to-Bill Ratios

13 COHESIVE & FOCUSED APPROACH TO ESG PERFORMANCE ENVIRONMENTAL, SOCIAL, GOVERNANCE IMPACT SUPPORTS LONG-TERM RESILIENCE ENVIRONMENTAL We are stewards of the environment Carbon Footprint: We set targets to reduce operational greenhouse gas emissions in 2015 and achieved those targets ahead of our 2026 goal, maintaining 15%+ reduction per square foot and per employee Data Driven: We are setting new goals aligned with the Science Based Targets initiative and the Paris Accord, supporting global standards for net zero business Differentiated Rigor: Our environmental management system is certified ISO 14001:2015 compliant for our global headquarters, and we apply these standards to our worldwide operations, as appropriate GOVERNANCE We are purpose and values driven Diverse Oversight: Our Board of Directors, a leader in diverse representation, adopted a Board Diversity Policy that formalizes its commitment to inclusive selection processes for new directors Annual Director Elections: Our phased approach to declassifying our Board provides for each director to stand for annual election by our 2023 stockholders meeting Integrity: We have again been recognized by Ethisphere as a World’s Most Ethical Company ECONOMIC We contribute to resilient growth Toward a New Normal: Our COVID-19 Vaccination Workforce Simulator helps health officials determine how many workers they need and how long it will take to vaccinate communities with available doses Inclusive Tech Pipeline: We inspire under- represented groups to pursue future-forward careers through our MilTech program and through philanthropic partnerships and engagement with Girl Up, Year Up, Black Girls CODE, and the Thurgood Marshall College Fund SOCIAL We are passionate about people Key Societal Impacts: We stand committed to our Diversity, Equity, and Inclusion agenda and COVID-19 resilience plan Transparency: We shared diversity metrics with industry- leading granularity in our FY21 10-K and 2020 ESG Impact Report; our 2021 ESG Impact Report will launch this fall By the Numbers: • Ranked #2 Best Employers for Diversity by Forbes • 100% for LGBTQ+ equality and disability inclusion (Corporate Equality Index & Disability Equality Index) • Top 100 Rating by Working Mother Magazine • Mental Health America Corporate Excellence Award

FISCAL 2021 FINANCIAL RESULTS & FISCAL 2022 OUTLOOK

15 KEY FINANCIAL RESULTS FISCAL YEAR 2021 RESULTS (1) Comparisons are to prior fiscal year; totals may not sum due to rounding. FISCAL YEAR 2021 (1) Revenue $7.9 billion 5.3% Increase Revenue, Excluding Billable Expenses $5.5 billion 7.1% Increase Adjusted EBITDA $840 million 11.4% Increase Adjusted EBITDA Margin on Revenue 10.7% 5.7% Increase Net Income $609 million 26.2% Increase Adjusted Net Income $542 million 20.7% Increase Diluted EPS $4.37 28.2% Increase Adjusted Diluted EPS $3.90 22.6% Increase Net Cash Provided by Operating Activities $719 million 30.3% Increase

16 FINANCIAL OUTLOOK REAFFIRMING FULL YEAR FY22 GUIDANCE OPERATING PERFORMANCE Revenue Growth 7.0 – 10.0% Adjusted EBITDA Margin on Revenue Mid 10% Adjusted Diluted EPS(1) $4.10 – $4.30 Net Cash Provided by Operating Activities $800 – $850 million (1) Assumes an effective tax rate of 22–24%; an average share count of 134–137 million, and interest expense of $92-95 million.

17 FY22 ADEPS WALK REAFFIRMING FY22 ADEPS GUIDANCE April FY22 ADEPS Guidance $4.10 - $4.30 Bond Interest ~$(0.09) Operational, Other Below-the-Line Items (e.g., Tax, Share Count) $0.09 July FY22 ADEPS Guidance(1) $4.10 - $4.30 (1) Reaffirming our FY22 guidance, which includes the added interest expense related to the issuance of $500 million of senior notes in Q1 FY22.

18 FY22 INCOME TAX DRIVERS REAFFIRMING EFFECTIVE TAX RATE BRIDGE FROM FY21 TO FY22 FY21 Effective Tax Rate on an Adjusted Diluted EPS Basis 20.1% Puts and Takes: '– Marginal tax rate on incremental pretax income(1) +~0.5 – 1.0% '– State and local income tax credits(2) +~0.5 – 1.0% '– Other discrete items(3) +~1.0 – 2.0% FY22 Expected Annual Effective Tax Rate(4) 22.0 – 24.0% NOTES: 1. As the Company's federal/state statutory tax rate is higher than its effective tax rate, a higher marginal tax rate is applied to incremental forecasted pre-tax income, which increases the overall effective tax rate year over year. 2. The Company expects to realize lower state and local tax credits during FY22, predominantly due to the impact of COVID-19 and the ability to generate wage and other credits in various jurisdictions due to teleworking. 3. During Q3 FY21, the Company released $10.2 million in reserves for uncertain tax positions related to an acquired subsidiary, due to the expiration of the statute of limitations. 4. The estimated annual effective tax rate guidance does not take into account potential tax headwinds that could occur, including any impacts of corporate tax rate reform.

APPENDIX

20 NON-GAAP FINANCIAL INFORMATION • "Revenue, Excluding Billable Expenses" represents revenue less billable expenses. We use Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of our consulting staff headcount and our overall direct labor, which management believes provides useful information to our investors about our core operations. • "Adjusted Operating Income" represents operating income before financing transaction costs, fees, losses, supplemental employee benefits due to COVID-19, and acquisition-related costs including significant acquisition amortization. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. • "Adjusted EBITDA" represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including financing transaction costs, supplemental employee benefits due to COVID-19, and acquisition related costs. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. The Company prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • "Adjusted Net Income" represents net income before: (i) financing costs, (ii) financing transaction costs, (iii) supplemental employee benefits due to COVID-19, (iv) research and development tax credits, (v) release of income tax reserves, (vi) remeasurement of deferred tax assets/liabilities, (vii) loss on debt extinguishment and (viii) amortization or write-off of debt issuance costs and write-off of original issue discount, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. We view Adjusted Net Income as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance. • "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to our consolidated financial statements in our Form 10-K for the fiscal year ended March 31, 2021. • "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment, and software.

21 NON-GAAP FINANCIAL INFORMATION (a) Represents costs associated with the acquisition efforts of the Company related to transactions for which the Company has entered into a letter of intent to acquire a controlling financial interest in the target entity. Acquisition costs primarily include costs associated with (i) due diligence activities, (ii) compensation expenses associated with employee retention, and (iii) legal and advisory fees associated with the completion of the acquisition of Liberty IT Solutions, LLC ("Liberty") (b) Reflects expenses associated with debt refinancing activities incurred during the first quarter of fiscal 2022. (c) Represents the supplemental contribution to employees' dependent care FSA accounts in response to COVID-19. (d) Amortization expense associated with acquired intangibles from significant acquisitions. Significant acquisitions include acquisitions which the Company considers to be beyond the scope of our normal operations. Significant acquisition amortization includes amortization expense associated with the acquisition of Liberty for the first quarter of fiscal 2022. (e) Reflects the combination of Interest expense and Other (expense) income, net from the condensed consolidated statement of operations. (f) Release of pre-acquisition income tax reserves assumed by the Company in connection with the Carlyle acquisition. (g) Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized. (h) Excludes adjustments of approximately $0.5 million and $0.6 million of net earnings for the three months ended June 30, 2021 and 2020, associated with the application of the two-class method for computing diluted earnings per share. Three Months Ended June 30, (In thousands, except share and per share data) 2021 2020 (Unaudited) Revenue, Excluding Billable Expenses Revenue $ 1,989,066 $ 1,956,453 Less: Billable expenses 555,545 549,077 Revenue, Excluding Billable Expenses $ 1,433,521 $ 1,407,376 Adjusted Operating Income Operating Income $ 141,257 $ 191,887 Acquisition costs (a) 66,789 — Financing transaction costs (b) 2,348 — COVID-19 supplemental employee benefits (c) — 342 Significant acquisition amortization (d) 2,658 — Adjusted Operating Income $ 213,052 $ 192,229 EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses Net income $ 92,102 $ 129,329 Income tax expense 27,352 41,487 Interest and other, net (e) 21,803 21,071 Depreciation and amortization 27,745 20,732 EBITDA 169,002 212,619 Acquisition costs (a) 66,789 — Financing transaction costs (b) 2,348 — COVID-19 supplemental employee benefits (c) — 342 Adjusted EBITDA $ 238,139 $ 212,961 Adjusted EBITDA Margin on Revenue 12.0% 10.9 % Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses 16.6% 15.1 % Adjusted Net Income Net income $ 92,102 $ 129,329 Acquisition costs (a) 66,789 — Financing transaction costs (b) 2,348 — COVID-19 supplemental employee benefits (c) — 342 Significant acquisition amortization (d) 2,658 — Release of income tax reserves (f) — (29) Amortization and write-off of debt issuance costs and debt discount 887 454 Adjustments for tax effect (g) (18,897) (199) Adjusted Net Income $ 145,887 $ 129,897 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 136,392,343 139,172,454 Adjusted Net Income Per Diluted Share (h) $ 1.07 $ 0.93 Free Cash Flow Net cash (used in) provided by operating activities $ (10,662) $ 140,418 Less: Purchases of property, equipment, and software (9,008) (20,058) Free Cash Flow $ (19,670) $ 120,360

22 (a) Reflects the combination of Interest expense and Other income (expense), net from the consolidated statement of operations. (b) Fiscal 2017 reflects debt refinancing costs associated with the refinancing transaction consummated on July 13, 2016. Fiscal 2019 reflects debt refinancing costs associated with the refinancing transaction consummated on July 23, 2018. Fiscal 2020 reflects debt refinancing costs incurred in connection with the refinancing transactions consummated on November 26, 2019. (c) Represents the supplemental contribution to employees' dependent care FSA accounts in response to the COVID-19 outbreak. (d) Represents certain costs incurred related to acquisition efforts of the Company, including legal and other professional fees. (e) Reflects amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group. (f) Reflects tax credits, net of reserves for uncertain tax positions, recognized in fiscal 2021 and 2020 related to an increase in research and development credits available for fiscal years 2016 to 2019 and fiscal years 2016 to 2020, respectively. (g) Release of pre-acquisition income tax reserves assumed by the Company in connection with the Carlyle Acquisition. (h) Fiscal 2021 reflects the income tax benefit associated with tax losses generated during fiscal 2021 as a result of a change in certain tax methods of accounting. The Company intends to carry these losses back to fiscal 2016 and subsequent periods under the Coronavirus Aid, Relief and Economic Security Act and has re- measured the fiscal 2021 loss accordingly. Fiscal 2019 and 2018 reflect the adjustments made to the provisional income tax benefit associated with the re-measurement of the Company's deferred tax assets and liabilities as a result of the Tax Cuts and Jobs Act (the "2017 Tax Act"). (i) Fiscal 2016 and 2017 reflect the tax effect of adjustments at an assumed effective tax rate of 40%. With the enactment of the 2017 Tax Act, fiscal 2018 adjustment is reflected using an assumed effective tax rate of 36.5%, and fiscal 2019, 2020, and 2021 adjustments are reflected using an assumed effective tax rate of 26%, which approximate the blended federal and state tax rates for fiscal 2018, 2019, and 2020 respectively, and consistently exclude the impact of other tax credits and incentive benefits realized. (j) Reflects the loss on debt extinguishment resulting from the redemption of Booz Allen Hamilton Inc.'s 5.125% Senior Notes due 2025 (the "2017 Senior Notes"). (k) Excludes adjustments associated with the application of the two-class method for computing diluted earnings per share. NON- GAAP FINANCIAL INFORMATION The use and definition of Non-GAAP financial measurements can be found in the company’s public filings. Unaudited Non-GAAP Financial Information $ in thousands, except for shares and per share data FY2016 FY2017 FY2018 FY2019 FY2020 FY2021 Revenue, Excluding Billable Expenses Revenue 5,405,738$ 5,809,491$ 6,167,600$ 6,704,037$ 7,463,841$ 7,858,938$ Billable Expenses 1,513,083 1,751,077 1,861,312 2,004,664 2,298,413 2,325,888 Revenue, Excluding Billable Expenses 3,892,655$ 4,058,414$ 4,306,288$ 4,699,373$ 5,165,428$ 5,533,050$ EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue Net income 294,094$ 260,825$ 301,692$ 418,529$ 482,603$ 608,958$ Income tax (benefit) expense 85,368 164,832 128,344 96,874 96,831 53,481 Interest and other, net (a) 65,122 80,357 89,687 86,991 89,768 91,932 Depreciation and amortization 61,536 59,544 64,756 68,575 81,081 84,315 EBITDA 506,120 565,558 584,479 670,969 750,283 838,686 Transaction expenses (b) — 3,354 — 3,660 1,069 — COVID-19 supplemental employee benefits (c) — — — — 2,722 577 Acquisition costs (d) — — — — — 411 Adjusted EBITDA 506,120$ 568,912$ 584,479$ 674,629$ 754,074$ 839,674$ Adjusted EBITDA Margin on Revenue 9.4% 9.8% 9.5% 10.1% 10.1% 10.7 % Adjusted Net Income Net income 294,094$ 260,825$ 301,692$ 418,529$ 482,603$ 608,958$ Transaction expenses (b) — 3,354 — 3,660 1,069 — COVID-19 supplemental employee benefits (c) — — — — 2,722 577 Amortization of intangible assets (e) 4,225 4,225 — — — — Amortization or write-off of debt issuance costs and write-off of original issue discount 5,201 8,866 2,655 2,920 2,395 2,402 Research and development tax credits (f) — — — — (38,395) (2,928) Release of income tax reserves (g) (53,301) — — (462) (68) (29) Remeasurement of deferred tax assets/liabilities (h) — — (9,107) (27,908) — (76,767) Adjustments for tax effect (i) (3,770) (6,578) (969) (1,711) (1,608) (4,324) Loss on debt extinguishment (j) — — — — — 13,239 Acquisition costs (d) — — — — — 411 Adjusted Net Income 246,449$ 270,692$ 294,271$ 395,028$ 448,718$ 541,539$ Adjusted Diluted Earnings per Share Weighted-average number of diluted shares outstanding 149,719,137 150,274,640 147,750,022 143,156,176 141,238,135 138,703,220 Adjusted Net Income per Diluted Share (k) 1.65$ 1.80$ 1.99$ 2.76$ 3.18$ 3.90$

23 FINANCIAL RESULTS – KEY DRIVERS First Quarter Fiscal 2022 – Below is a summary of the key factors driving results for the fiscal 2022 first quarter ended June 30, 2021 as compared to the prior year period: • Revenue increased by 1.7% to $2.0 billion and Revenue, Excluding Billable Expenses increased 1.9% to $1.4 billion, primarily driven by sustained client demand and headcount to meet that demand, primarily offset by higher than normal staff utilization in the comparable prior year period driven by fewer paid time off ("PTO") days taken by our employees which resulted in increases in our direct labor and corresponding generation of revenue. • Operating income decreased 26.4% to $141.3 million and Adjusted Operating Income increased 10.8% to $213.1 million. The decrease in operating income was primarily driven by $66.8 million of acquisition costs related to the acquisition of Liberty IT, Solutions LLC ("Liberty") in the first quarter of fiscal 2022. These decreases were partially offset by strong contract performance and cost management of unallowable spending. The increase in Adjusted Operating Income was primarily driven by the same factors driving revenue growth. • Net income decreased 28.8% to $92.1 million and Adjusted Net Income increased 12.3% to $145.9 million. These changes were primarily driven by the same factors as operating income and Adjusted Operating Income. • EBITDA decreased 20.5% to $169.0 million and Adjusted EBITDA increased 11.8% to $238.1 million. These changes were due to the same factors as operating income and Adjusted Operating Income. • Diluted EPS decreased to $0.67 from $0.92 and Adjusted Diluted EPS increased to $1.07 from $0.93. The changes were primarily driven by the same factors as Net Income and Adjusted Net Income, respectively, as well as a lower share count in the first quarter of fiscal 2022. • As of June 30, 2021, total backlog was $26.8 billion, an increase of 16.5%. Funded backlog was $3.5 billion, an increase of 1.6%. • Net cash used in operating activities was $10.7 million for the quarter ended June 30, 2021 as compared to net cash provided by operating activities of $140.4 million in the prior year period. The decrease in operating cash flows was primarily driven by lower collections on accounts receivable, largely attributable to timing around receivables associated with the integration of our new enterprise financial system, as well as approximately $66.8 million of acquisition costs incurred and paid during the first quarter of fiscal 2022, primarily associated with our acquisition of Liberty. These impacts were partially offset by lower disbursements in the first quarter of 2022. Free Cash Flow was $(19.7) million for the three months ended June 30, 2021 as compared to $120.4 million in the prior year period. Free Cash Flow was affected by the same factors affecting cash provided by operating activities, as well as a decrease in capital expenditures driven by lower facilities expenses reflecting the investment towards technology and tools needed to support the virtual work environment. We continue to modernize our corporate information technology infrastructure, including the implementation of our new financial management systems on April 1, 2021.

24 FINANCIAL RESULTS – KEY DRIVERS Fiscal Year Ended March 31, 2021 – Below is a summary of the key factors driving results for the fiscal year ended March 31, 2021 as compared to the prior year: • Revenue increased by 5.3% to $7.9 billion and Revenue, Excluding Billable Expenses increased 7.1% to $5.5 billion, with both increases primarily driven by strong execution on sustained client demand and headcount to meet that demand. The Company also benefited from higher staff utilization in the first half of the year as compared to the prior year driven by fewer PTO days taken by our employees which resulted in increases in our direct labor and corresponding generation of revenue growth. Revenue growth also benefited from an overall increase in billable expenses primarily attributable to an increase in use of subcontractors driven by client demand. The increase was partially offset by decreases in expenses from contracts which require the Company to incur direct and travel expenses on behalf of clients compared to the prior year. The impact of COVID- 19 drove volatility in the timing and magnitude of billable expenses. • Operating Income increased 12.7% to $754.4 million and Adjusted Operating Income increased 12.2% to $755.4 million. Increases in both were primarily driven by the same factors driving revenue growth, as well as strong cost management efforts, and reductions in certain types of expenses, like travel and meetings. These were partially offset by the inability to recognize revenue on, or bill for, fee on certain contracts involving a ready workforce of approximately $24.0 million. • Net income increased 26.2% to $609.0 million and Adjusted Net Income increased 20.7% to $541.5 million. These changes were primarily driven by the same factors as Operating Income and Adjusted Operating Income. Net income was also affected by a $76.7 million tax benefit recognized in the fourth quarter resulting from the change in certain tax methods of accounting. • EBITDA increased 11.8% to $838.7 million and Adjusted EBITDA increased 11.4% to $839.7 million. These increases were due to the same factors as Operating Income and Adjusted Operating Income. • Diluted EPS increased to $4.37 from $3.41 and Adjusted Diluted EPS increased to $3.90 from $3.18. The changes were primarily driven by the same factors as Net Income and Adjusted Net Income, respectively, as well as decreased interest expense and a lower share count in the fourth quarter of fiscal 2021. • As of March 31, 2021, total backlog was $24.0 billion, an increase of 15.9%. Funded backlog was $3.5 billion, an increase of 2.8%. • Net cash provided by operating activities was $718.7 million for the year ended March 31, 2021 as compared to $551.4 million in the prior year. The increase in operating cash flows was primarily driven by collections growth in excess of revenue growth. Higher income taxes paid in fiscal 2021 were offset by lower disbursements primarily attributable to strong cost management and lower expenses primarily attributable to COVID-19. Free Cash Flow was $631.5 million for the twelve months ended March 31, 2021 as compared to $423.3 million in the prior year period. Free Cash Flow was affected by the same factors affecting cash provided by operating activities, as well as a decrease in capital expenditures reflecting a shift away from facilities investment towards technology and tools needed to support the virtual work environment. Additionally, we continue to modernize our corporate information technology infrastructure including the implementation of new financial management systems on April 1, 2021.

BOOZ ALLEN INVESTOR & MEDIA RELATIONS CONTACTS 25 • Website: investors.boozallen.com • Contact Information: - Investor Relations Rubun Dey Investor Relations 703-377-5332 Dey_Rubun@bah.com - Media Jessica Klenk Media Relations 703-377-4296 Klenk_Jessica@bah.com